Exhibit 99.1

Repros Therapeutics Development of small molecule drugs for major unmet medical needs that treat male and female reproductive disorders.

Repros Disclaimer Any statements made by Repros Therapeutics Inc . (“Repros” or the “Company”) that are not historical facts contained in these slides (or in any oral accompanying discussion) are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to various risks, uncertainties and other factors that could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by such forward - looking statements . These statements often include words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “potential,” “intend,” “believe,” “plan,” “seek,” “could,” “can,” “should” or similar expressions . These statements are based on assumptions that the Company has made in light of the Company’s experience in the industry, as well as the Company’s perceptions of historical trends, current conditions, expected future developments and other factors the Company believes are appropriate in these circumstances . Forward - looking statements include, but are not limited to, those relating to development of and anticipated milestones for Enclomiphene and Proellex®, the conduct of planned clinical studies and the timing and nature of the results thereof, the markets for the Company’s products and the potential success of the Company in penetrating those markets and that the Company’s need for and use of financial resources . Such statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors that may cause actual events to be materially different from those expressed or implied by such forward - looking statements, including the ability to raise additional needed capital on a timely basis in order for the Company to continue to fund development of its Enclomiphene and Proellex® programs, the ability to have success in the clinical development of the Company’s technologies, the reliability of interim results to predict final study outcomes, and such other risks as are identified in the Company's most recent Annual Report on Form 10 - K and the subsequent quarterly reports on Form 10 - Q . These documents are available on request from Repros or at www . sec . gov . Repros disclaims any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . In this presentation, we rely on and refer to information and statistics regarding the pharmaceutical industry . We obtained this information and these statistics from third - party sources, which we have supplemented where necessary with information from publicly available sources and our own internal estimates . Industry publications and surveys generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information . While we believe that each of these studies and publications is reliable, we have not independently verified such data, and we make no any representation as to the accuracy of such information . Similarly, we believe our internal research is reliable, but it has not been verified by any independent sources .

Building Shareholder Value • Development of differentiated oral, NCE, both with patent lives to mid 2020’s, therapies to treat significant unmet medical needs for male and female uro - genital disorders – Female indications targeted with Proellex ( telapristone acetate) • Symptomatic uterine fibroids • Endometriosis – Male indication treated with Encyzix ( enclomiphene citrate) • Secondary hypogonadism

Delivering the Value • Cost effective clinical development – Internal clinical/regulatory team led by experienced staff reduces capital requirements • Proellex in Phase 2 for both fibroids and endometriosis • Enclomiphene NDA on file (CRL received Nov. 2015) and in Phase 2 for secondary hypogonadism to support clinical benefit • Strategy to out - license programs regionally to reduce capital needs but preserve back - end benefits – Demonstrate clear advantages of Repros ’ via rigorous clinical study design – Has built and continues to build strong intellectual property portfolio

Company Board of Directors and Management • Non Employee Board of Directors – Patrick Fourteau (Chairman) – Dan Cain – Nola Masterson – Saira Ramasastry – Michael Wyllie, Ph.D., DSC • Management – Joseph Podolski, CEO – Kathi Anderson, CFO – Jaye Thompson Ph.D., Sr. V.P. Clinical and Regulatory – Joe Wernicke Ph.D., M.D., Chief Medical Officer For relevant experience see appendix

Proellex Addressing significant unmet female reproductive disorders

Uterine Fibroids & Endometriosis Poor therapeutic options for debilitating female disorders experienced by women in the prime of their life • Benign, monoclonal, hormone sensitive, smooth muscle tumors of the uterus • Most common tumor of the female reproductive tract – Heavy bleeding / anemia – Abdominal pressure / pain / urinary frequency • Affect 20 - 77% of women age 35 – 55 • 600,000 hysterectomies conducted annually • Definition: the presence of epithelial and stromal endometrial cells outside of the uterine cavity • Complaints of infertility or pregnancy loss • Pelvic pain/back pain • Dyspareunia (pain during sex) • Dysmenorrhea (menstrual cycle cramps) • 5% of women of reproductive age • Estimated that 25 - 40% (2 – 4 million) of infertility cases may be due to endometriosis • 71 - 87% in women with chronic pelvic pain • 53% of teenagers with dysmenorrhea • Many women have it without the diagnosis • Unmet medical need – Oc’s , Lupron, Danazol – Laparascopic procedures • High recurrence rate after treatment Uterus Exhibiting Multiple Fibroids Courtesy of Jay Goldberg, MD, MSCP Director, Jefferson Fibroid Center Director, Division of General OB/GYN Jefferson Medical College, Philadelphia, PA Endometrial lesions in peritoneum of woman suffering with endometriosis Courtesy of Bruce A. Lessey , MD, PhD

How Antiprogestins Like Proellex Work



Hypothalamus
Pituitary
Endometrial
&
Uterine
Tissue
OMe
OAc

Proellex

Different than GnRH agonists and antagonists. These agents:

- ***Block hypothalamus / pituitary axis***
- ***Shut down hormonal secretions***
- ***Long-term side effects include bone loss***

Antiprogestins

- **Selectively block progesterone activity**
- **Allow tonic hormone secretions**
  - **Alleviate negative side effects of GnRHa**
- **Potential for chronic use**

Repros
THERAPEUTICS INC

PROELLEX EVOLUTION OF LEAD COMPOUND O CH 3 O OMe N OAc CH 3 H 3 C 44 Analogues Synthesized to Date O CH 3 OH 3 C N OAc CH 3 H 3 C CDB - 2914 ( Ulipristal Acetate) • NIH precursor to Repros class • Allergan marketing molecule ( Esmya ) in Europe for treatment of uterine fibroids CDB - 4124 Proellex ( telapristone acetate) • Repros worldwide exclusive license from NIH • Composition of matter patent

An Effective Dose of Proellex Stops Menstruation in Majority of Women Induction of amenorrhea relieves key symptoms of uterine fibroids and endometriosis 0 10 20 30 40 50 60 70 80 90 100 1 mg 3 mg 6 mg 9 mg 12 mg 25 mg 50 mg % of Women with Induced Amenorrhea Proellex induced amenorrhea (no ovulation) Mimics early follicular phase without progesterone while maintaining tonic estrogen levels Unlike GnRh agonists/antagonists – no bone loss 12 mg oral dose to be proposed to FDA for Phase 3 for both uterine fibroids and endometriosis

Impact of Proellex Treatment on Uterine Fibroids and Endometriosis -10 0 10 20 30 40 50 60 70 80 90 % Amenorrhea % Reduction in Fibroid Volume % Effects of 12 mg Proellex after 18 weeks of continuous treatment of severe uterine fibroids 12 mg Proellex Placebo Fibroids continue to grow in placebo group

Impact of Proellex Treatment in Women Experiencing the Pain Symptoms Associated with Severe Endometriosis (interim findings) 0 5 10 15 20 25 30 35 0 2 4 6 8 10 12 14 Baseline 18 weeks Number of Analgesics Used During 28 Day Menstrual Cycle Days of Menstrual Pain Changes in Days of Menstrual Pain and Analgesic Usage Over 28 Day Menstrual Cycle Proellex Pain Placebo Pain Proellex Analgesics Placebo Analgesics Analgesic usage

All other antiprogestins in development require off - drug - interval after 12 weeks of treatment Key Advantage of Proellex Over Other Antiprogestins in Development Proliferative Disordered Proliferative Benign Endometrial Hyperplasia Mutter et al, 2007 12.5mg Proellex No hyperplasia Estrogen over Time • Required off Drug Interval to allow for: • Menses • Refresh the endometrium • Potential unexpected uterine hemorrhage – Menses returns in 25 - 35 days • Return of symptoms after cessation of treatment Proellex provides 18 weeks of significant symptom relief before Off - Drug - Interval

Proellex Clinical Goals • Confirm Phase 3 requirements with FDA • Uterine Fibroids: Fourth Quarter 2016 • Endometriosis: First Quarter 2017 • Completed Proellex NDA components • Pre - clinical complete (including 2 carcinogenicity studies) • Manufacturing complete (API sourced, stable final drug product) • Phase 1 complete except TQtc – No signal in pilot study

Proellex Summary • Potential Proellex market opportunity > $1 Billion for Fibroids and Endometriosis • Rigorous clinical program working to move into Phase 3 • Significant clinical advantages identified against GnRH agonists/antagonists • Longer symptom relief established against other approved or in development anti - progestins

Encyzix ( enclomiphene ) Rational treatment for secondary hypogonadism

Secondary Hypogonadism The Leading Cause of Low T and Usage of T Replacement Therapies It is not age related! The vast majority of hypogonadal men are secondary and suffer from the disorder due to being overweight or obese EMAS data suggests the incidence of secondary hypogonadism is nearly 10X greater than primary and is both an acquired and reversible disorder Key EMAS Finding Secondary Hypogonadism Is not age related T( nmolar )

Institute of Human Development Centre for Endocrinology & Diabetes Manchester Academic Health Sciences Centre Secondary Hypogonadism at Baseline Age (years) BMI ≥ 25 - <30 kg/m2 BMI ≥ 30 kg/m2 Smoking (current) Alcohol (frequent) Morbidity ( ≥ 1) 0 5 10 15 *** *** * Poor morning erection Sexual thoughts Erectile dysfunction Low vigorous activity Unable to bend Slow walking speed 0 2 4 6 * * Adjusted Relative Risk Ratio *p <0.05 **p<0.01 ***p<0.001 Adjusted Odds Ratio Risk factors Symptoms Tajar et al. JCEM 2010

So What Do We Know About the Current Group of Men Seeking Treatment for Hypogonadism? • The majority are secondary hypogonadal and are fertile • Confirmatory diagnosis not practiced in the US • No studies conducted by hormone replacement sponsors to assess impact on spermatogenesis • “But these men don’t care about fertility” – True for some – Not true for the majority

Camacho et al. European Journal of Endocrinology 2013 Obesity Related Hypogonadism is a Reversible Disorder Treatment with Exogenous T “May require lifelong therapy” (Bayer abstract quote) (a) Total testosterone ( nmol I - 1 ) in hypogonadal men with continuous (n=115) and interrupted (n=147) testosterone treatment (b) Weight (kg) Yassin 2015 Clin . Endo.

Size of Overweight and Obese US Population It is more than a sex issue 83,740,000 Males Age 20 - 60 58,620,000 Overweight or Obese 28,470,000 Metabolic Syndrome 1,700,000 Symptomatic (libido, etc.) Overweight or Obese Estimates based on CDC, EMAS and Sponsor Data

How Enclomiphene Works Enclomiphene blocks estrogen at the level of the H - P axis increasing LH levels which in turn increases endogenous production of T 0 1 2 3 4 5 6 7 Enclomiphene LH Androgel LH Median LH ( mIU /mL) Impact on LH in 16 Wk Study ZA - 304 Baseline End of Study 0 50 100 150 200 250 300 350 400 450 500 Enclomiphene T Androgel T Mean Morning T (ng/ dL ) Impact on T in 16 Wk Study ZA - 304 Baseline End of Study p<0.0001 p=0.0007 Induction of infertility and shrinking testicles in Androgel arm

Phase 2 Proof of Concept “Diet & Exercise” Study in Obese Hypogonadal Men - Baseline Findings Screen 98 to enroll 50 15 Month Study • Enrollment (n=50 in 5 weeks @ 5 sites) • Demographics ( stdev ) – Age: 43.3 (9.2) – BMI: 36.8 (3.2) – Waist: 46.9” (4.1) – % Body Fat: 38.1 (5.2) • Hormonal Status – Testosterone: 221.9 (52.7) ng/ dL – Estradiol: 48.1 (14.8) pg /mL – T:E Ratio: 4.95 (1.7) normal 20 - 25 • Top 4 Reported Baseline Symptoms (% of Enrollees) – Fatigue/Lack of Energy: 96% – Depression, Irritability Lack of Focus: 74% – Poor Libido: 60% – Muscle Weakness: 48% Seeks to show: • The disorder is reversible with weight loss • Raising endogenous T provides benefit while attempting to diet and exercise

Interim 6 Month Data (CLEIA assay) ZA - 205 30 31 32 33 34 35 36 37 38 39 Bl 3 mo 6 mo 9 mo 12 mo 15mo BMI BMI Over Time 12.5 mg 25 mg pbo 0 100 200 300 400 500 600 700 Scr BL 3 mo 6 mo 9 mo 12 mo 15 mo Morning T (ng/ dL ) Morning T Over Time 12.5 mg 25 mg pbo Commercial diet ends at 6 months. Personal trainer ends at 12 months. Drug vs Placebo P<0.0001 Men in placebo group lose more weight p<0.05

Interim 6 Month Data Lean Mass, LCMS T & Free T 63.5 64 64.5 65 65.5 66 66.5 67 67.5 68 68.5 Baseline 6 Month 12 Month 15 Month Lean Mass by DXA (kg) 12.5 mg 25 mg Placebo 0 20 40 60 80 100 120 140 160 180 0 100 200 300 400 500 600 700 800 900 1000 Baseline 6 Month 12 Month 15 Month Free T ( pg /mL) Testosterone (ng/ dL ) LCMS T & Equilibrium Free T 12.5 T 25 T Pbo T 12.5 Free T 25 Free T Pbo Free T Drug vs Placebo p=0.1078 Drug vs Placebo T p=0.0017 Free T p=0.002 Enclomiphene arms gaining lean mass Placebo arm losing lean mass

Enclomiphene vs TRT TRT Enclomiphene Administration Topical/IM Oral Transference risk (topical) Yes No Supranormal T levels Yes No Suppressed spermatogenesis Yes No Suppressed testicular function Yes No Testi s atrophy Yes No Extensively studied No Yes

Enclomiphene Development Status • Central EU filing ongoing – Anticipated marketing authorization Q4 - ’17 – Treatment for secondary hypogonadism • FDA Complete Response to NDA – Must provide evidence of clinical benefit – We expect FDA to hold advisory committee meeting on secondary hypogonadism • US Phase 2 “Proof of Concept” to evaluate clinical benefit – We plan to pursue Type C meeting with FDA when meaningful clinical benefit is identified

Repros Late Stage Assets Repros seeking regional or global development/commercialization partners

Financial Summary • Cash and equivalents: (unaudited June 30, 2016) $12.5 M • Cash used in 2016 through June 30, 2016 : $8.9 M • Cash runway: Q1 2017 • Current shares outstanding: 24.3 M shares

Appendix: Board of Directors and Management • Board of Directors – Patrick Fourteau (Chairman) Mr. Fourteau was elected a director, serving as chair of the board, in May 2016. Mr . Fourteau currently serves as the Chief Executive Officer and a member of the Board of Directors of New Haven Pharmaceutical . Mr. Fourteau served as President and CEO of Sciele Pharma until the acquisition by Shionogi in 2008. Mr. Fourteau provides us with his more than 35 years’ experience in corporate development, particularly in the pharmaceutical industry. – Dan Cain Mr. Cain has 45 years of broad business experience including 28 years with medical companies and three different biotechnology startup companies, one of which he co - founded. Mr. Cain has held a wide variety of executive level management positions including chief executive officer, president and chief financial officer.

Appendix: Board of Directors and Management • Board of Directors ( con’t .) – Nola Masterson Ms. Masterson is Managing Director of Science Futures Management Co. LLC, an investment and advisory service business specializing in biopharmaceuticals, NGS and genomic tools and diagnostics. Ms. Masterson provides us with the benefit of her experience as an entrepreneur and an analyst on Wall Street, as well as her 30 years of investment advisory expertise in the life sciences industry. – Saira Ramasastry Ms. Ramasastry is the Founder and Managing Partner of Life Sciences Advisory, LLC, a firm that provides strategic business advice for the biopharmaceutical industry. Previously, Ms. Ramasastry was an investment banker at Merrill Lynch & Co., where she was responsible for originating M&A, strategic and capital markets transactions in the biotechnology industry.

Appendix: Board of Directors and Management • Board of Directors ( con’t .) – Michael Wyllie, Ph.D., DSC Dr. Wyllie has over 30 years of experience in senior management positions in the pharmaceutical industry. He is a director and founder of Global Pharma Consulting and is a graduate of the University of Aberdeen. While Director of Biology at Pfizer, he was involved in the discovery, development, regulatory filing and marketing of eight major pharmaceutical products.

Appendix: Board of Directors and Management • Management – Joseph Podolski, President and CEO Mr. Podolski has served as Chief Executive Officer and as a director since 1992. He joined us in 1989 as Vice President of Operations and is the named inventor on the majority of the Company’s patents for both Enclomiphene and Proellex ® . Previously, Mr. Podolski held positions in manufacturing, engineering, quality control and development of fine chemicals, antibiotics, pharmaceuticals and hospital products with Abbott Laboratories, G. D. Searle and Baxter Travenol . – Kathi Anderson, C.P.A., CFO Ms. Anderson originally joined us in 2002 as an independent contractor controller and, effective October 2009, assumed the additional position of Chief Accounting Officer. She has been Chief Financial Officer since August 2011. Ms. Anderson is a certified public accountant with over 30 years of experience in accounting and finance, including over 15 years of experience in the biotechnology industry.

Appendix: Board of Directors and Management • Management ( con’t .) – Jaye Thompson, Ph.D., Sr. V.P., Clinical and Regulatory Dr. Thompson was the Senior Vice President for Regulatory Affairs and Emerging Biotechnologies at inVentiv Clinical Solutions, LLC, a wholly - owned subsidiary of inVentiv Health, a full - serve contract research organization. Prior to its acquisition by inVentiv in 2006, Dr. Thompson was President and Founder of SYNERGOS, Inc., a leading contract research organization based in The Woodlands, Texas. – Joe Wernicke, Ph.D., M.D., Chief Medical Officer Dr. Wernicke was part of the Global Patient Safety group at Eli Lilly and Company, where he was at various times responsible for Cymbalta, Strattera, Zyprexa, Symbyax , and Effient . During his career, he has also served as the VP of Clinical and Regulatory Affairs for Cyberonics , Inc. and as a consultant for various pharmaceutical, biotechnology and medical device companies.